Supplement Dated August 12, 2008 to your Prospectus

Van Kampen Pace Fund – Name Change

Effective immediately, Van Kampen Pace Fund is changing its name to Van Kampen Capital Growth Fund.  All references in the prospectus to “Van Kampen Pace Fund” are deleted and replaced with “Van Kampen Capital Growth Fund.”

Van Kampen Funds – Fund Merger

The Board of Trustees of Van Kampen Funds has approved a proposal to merge the Van Kampen Strategic Growth Fund into the Van Kampen Capital Growth Fund.  Shareholders voted in favor of this change July 22, 2008 and it will become effective at the close of the New York Stock Exchange on August 22, 2008.

As a result, if any of your Participant Account value is allocated the Van Kampen Strategic Growth Fund Sub-Account, that amount will be merged into the Van Kampen Capital Growth Fund Sub-Account.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Van Kampen Strategic Growth Fund Sub-Account, that allocation will be directed to the Van Kampen Capital Growth Fund Sub-Account after the close of trading on the New York Stock Exchange on August 21, 2008.  If you are enrolled in any Asset Rebalancing Program with allocations to the Van Kampen Strategic Growth Fund Sub-Account, your program enrollment will be terminated as of the close of the New York Stock exchange on August 21, 2008.

In addition, after the close of trading on the New York Stock Exchange on August 21, 2008, future Contributions with allocations to the Van Kampen Strategic Growth Fund Sub-Account will be directed to the Van Kampen Capital Growth Fund Sub-Account.  Upon completion of the merger, the Van Kampen Strategic Growth Fund Sub-Account will no longer be available and all references to the Van Kampen Strategic Growth Fund in the prospectus will be deleted.

References in the prospectus to the Van Kampen Capital Growth Fund Sub-Account in the table under the section entitled “The Funds” is deleted and replaced with the following:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Adviser
Van Kampen Capital Growth Fund Sub-Account (formerly Van Kampen Pace Fund Sub-Account) which purchases Investor Class shares of the Van Kampen Capital Growth Fund.	Capital appreciation	Van Kampen Asset Management

This supplement should be retained with the prospectus for future reference.